================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                                 DATE OF REPORT

                                DECEMBER 4, 2003
                        (Date of earliest event reported)

                               LEVITT CORPORATION
             (Exact name of registrant as specified in its Charter)

            FLORIDA                    333-103225               11-3675068
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

    1750 EAST SUNRISE BLVD., FT. LAUDERDALE, FLORIDA               33304
        (Address of principal executive offices)                 (Zip Code)

                                 (954) 760-5200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

ITEM 5. OTHER INFORMATION

      Levitt Corporation ("the Company") is a wholly owned subsidiary of BankAtlantic Bancorp, Inc. ("Bancorp"). On December 4, 2003, Bancorp issued a press release announcing that, on December 2, 2003, Bancorp's Board of Directors had authorized the "spin-off" of the Company by declaring a stock dividend to Bancorp's shareholders of all of Bancorp's shares in the Company. Bancorp's press release is attached hereto as Exhibit 99.1, and the information relating to Levitt contained therein is incorporated herein by reference.

EXHIBIT     DESCRIPTION
-------     -----------

99.1        PRESS RELEASE ISSUED BY BANKATLANTIC BANCORP, INC. DATED DECEMBER 4,
            2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEVITT CORPORATION


                                              By: /s/ GLEN R. GILBERT
                                                  ------------------------------
                                                  Glen R. Gilbert
                                                  Executive Vice President
                                                  - Chief Financial Officer

DATED: DECEMBER 5, 2003